                                                                     Exhibit 1.1

               $25,000,000 of 7.10% Senior Notes due September 15, 2006 $25,000,000 of 7.20% Senior Notes due September 15, 2008 $25,000,000 of 7.30% Senior Notes due September 15, 2010


                                UNDERWRITING AGREEMENT



September 22, 1997


PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York 10019


Dear Ladies and Gentlemen:

    Western Investment Real Estate Trust, a business trust organized under the laws of the State of California (the "Company), confirms its agreement with PaineWebber Incorporated, as underwriter (the "Underwriter"), as follows:

    1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to you the principal amount of its debt securities identified on Schedule A hereto (the "Securities") to be issued under an Indenture, dated September 1, 1997, as supplemented by Supplemental Indenture No. 1, Supplemental Indenture No. 2 and Supplemental Indenture No. 3 (as supplemented, the "Indenture"), between the Company and the Bank of New York, as trustee (the "Trustee").

    2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with you that:

       (i) A registration statement on Form S-3 (File No. 333-32721) with respect to the Securities being offered by the Company, including a prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the rules and regulations (the "1933 Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been field with the Commission and has been declared effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has been declared effective.
No stop order suspending the effectiveness of the registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Securities being offered by the Company and additional information concerning the Company and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the 1933 Act Rules and Regulations). Copies of such registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Underwriting Agreement have been delivered or made available to you and your counsel. Such registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend, "amendment" or "supplement" with respect to the Registration Statement, Prospectus or any preliminary prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Underwriting Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical to any Prospectus delivered to you for use in connection with the offering of the Securities by the Company.

       (ii) Each part of the Registration Statement (excluding any prospectus supplement with respect to an offering of securities other than the offering of the Securities contemplated hereby), when such part became or becomes effective, and the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined) conformed or will conform in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations; the Indenture, on the date of filing hereof with the Commission and at the Closing Date (as hereinafter defined) conformed or will conform in all material respects with the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "TIA"), each part of the Registration Statement (excluding any prospectus supplement with respect to an offering of securities other than the offering of the Securities contemplated hereby), when such part became or becomes effective did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA (the "Form T-1") and (ii) statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriter that was furnished to the Company by the Underwriter specifically for use in the preparation thereof.

       (iii) The documents incorporated by reference in the Registration Statements, the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act, the

1933 Act Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder (the "Exchange Act Rules and Regulations"), as applicable.

       (iv) The consolidated financial statements of the Company, together with the related schedule, and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present, in all material respects, the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, stockholder' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise stated therein and except for changes in GAAP). In addition, any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the information provided therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments made therein are appropriate to give effect to the transactions and circumstances referred to therein.

       (v) KPMG Peat Marwick LLP, whose reports are incorporated by reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Act and the 1933 Act Rules and Regulations.

       (vi) The only subsidiaries (as defined in the 1933 Act Rules and Regulations) of the Company are the subsidiaries listed on Schedule B hereto (the "Subsidiaries"). The Company and each of its Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership or other business entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. The Company and each of its Subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a material adverse affect on the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole; and, other than the Subsidiaries, the Company owns no stock or other beneficial interest in any corporation, partnership, joint venture or other business entity which is a controlling interest in such entity or which interests are, individually or collectively, material to the Company and its Subsidiaries on a consolidated basis.

       (vii) All of the issued and outstanding capital stock or ownership interest of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, is wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

       (viii) The Company's authorized, issued and outstanding debt and shareholders' equity as set forth under the caption "Capitalization" in the Prospects Supplement was and will be correct as of the dates of such information. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable by the Company and conform to the description thereof in the Prospectus.

       (ix) The Securities will be, as of the Closing Date, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and the Indenture, and when duly authenticated and delivered by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), and delivered to, and paid for by, the Underwriter pursuant to this Underwriting Agreement, will be valid and legally binding obligations of the Company entitled to the benefit of the Indenture and will be enforceable against the Company in accordance with their terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, (b) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), and (c) the discretion of the court before which any proceeding therefor may be brought (clauses (a), (b) and (c) are collectively referred to as the "Enforceability Limitations"); the Indenture has been duly qualified under the TIA and prior to the issuance of the Securities will be duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations; the Securities and the Indenture will conform in all material respects to the statements relating thereto contained in the Prospectus; and the Securities are, in all material respects, in the form contemplated by the Indenture.

       (x) Except as contemplated in the Prospectus, subsequent to the later of (a) the respective dates as of which information is given in the Registration Statement and the Prospectus, or (b) the date as of which information is incorporated therein, the Company and its Subsidiaries have not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its Subsidiaries on a consolidated basis, there has not been any material change in the capital stock or structure, short-term debt or long-term debt of the Company or any material adverse change in the capital stock or structure, short-term debt or long-term debt of the Subsidiaries, or any material adverse change or any development that is reasonably likely to involve a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis and, except for regular distributions with respect to the Company's common shares of beneficial interest, no par value (the "Common Stock"), in amounts per share that are consistent with past practice or the Company's declaration of trust or by-laws, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

       (xi) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company or any of its Subsidiaries is a party, or that any of its properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries on a consolidated basis.

       (xii) During the period of at least the last 36 calendar months prior to the date of this Underwriting Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act.

       (xiii) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commissions thereunder that have not been so filed.

       (xiv) This Underwriting Agreement and the Indenture have been duly authorized, executed and delivered by the Company.

       (xv) The execution of this Underwriting Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any agreement or instrument to which the Company or its Subsidiaries is a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries are subject, except where such default(s) would not have a material adverse effect or the Company and its Subsidiaries on a consolidated basis, (ii) the declaration of trust, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company or its Subsidiaries, or (iii) any statute, order, rule or regulation of any court of governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement and the Indenture in connection with the issuance or sale of the Securities being offered by the Company, except such as may be required under the Act, the TIA and applicable state securities laws (if any); and the Company has full power and authority to authorize, issue and sell the Securities to be offered by it as contemplated by this Underwriting Agreement and the Indenture.

       (xvi) The Company and its Subsidiaries are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or the evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, the violation of which would individually or in the aggregate have a material adverse effect on the Company and its Subsidiaries on a consolidated basis, and no other party under any such agreement or instrument to which the Company or its Subsidiaries are a party is, to the knowledge of the Company, in default thereunder where such default would have a material adverse effect on the Company and its Subsidiaries on a consolidated basis; and the Company and its Subsidiaries are not in violation of their respective articles of incorporation, by-laws, certificates of general or limited partnership, partnership agreements, or other organizational documents, as the case may be.

       (xvii) The Company and each of its Subsidiaries have good and marketable title to all properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except as described in the Prospectus or where such exceptions do not have a material adverse effect on the Company and its Subsidiaries taken as a whole, and the Company and its Subsidiaries have valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by the Company and its Subsidiaries with such exceptions, individually and in the aggregate, as do not interfere with the use made and proposed to be made of such properties by the Company and its Subsidiaries and would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; except as set forth in Schedule C, no tenant under any of the leases pursuant to which the Company or its Subsidiaries lease their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company and its Subsidiaries complies with all applicable codes and zoning laws and regulations with such exceptions, individually and in the aggregate, as would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; the Company and its Subsidiaries have no knowledge of any pending or threatened condemnation or zoning change that will affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company and its Subsidiaries with such exceptions, individually and in the aggregate, as would not have a material adverse effect on the Company and its Subsidiaries taken as a whole; and the Company and its Subsidiaries have no knowledge of any pending or threatened proceeding or action that will affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company or its Subsidiaries with such exceptions, individually and in the aggregate, as would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

       (xviii)The Company or its Subsidiaries have acquired title insurance with respect to each of the properties described in the Prospectus as being owned by the Company or its Subsidiaries, except, in each case, where the failure to maintain such title insurance is not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

       (xix) Except as described, or incorporated by reference, in the Registration Statement and the Prospectus (i) there does not exist on any of the properties described in the Prospectus any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, Hazardous Materials") in unlawful quantities which, individually and in the aggregate, are reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole, (ii) there has not occurred on or, to the Company's knowledge, off such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, which presence or occurrence is reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole, and (iii) the Company and its Subsidiaries have not failed to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials, except for such failures which are not reasonably likely to have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its Subsidiaries taken as a whole.

       (xx) Property and casualty insurance in favor of each of the Company and its Subsidiaries is maintained with respect to each of the properties owned by each of them in an amount and on such items as is reasonable and customary for businesses of this type.

       (xxi) No holder of outstanding shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in the Registration Statement.

       (xxii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or incorporated therein, (i) there has not been any material adverse change in the business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and (ii) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that materially and adversely affects the business, prospects, condition (financial or other), net worth or results of operations of the Company and its Subsidiaries taken as a whole.

       (xxiii)The Company has filed all federal, state, local and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and payable, and which are not being contested by the Company in good faith.

       (xxiv) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Underwriting Agreement and the Indenture and the consummation of the transactions contemplated herein and thereon has been or will be obtained or made and is or at the Closing Date will be in full force and effect.

       (xxv) The Company and its Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and are in compliance with the terms and conditions of such licenses, certificates and permits; and to the best of the Company's knowledge, the Company and its Subsidiaries have not infringed on any patents, patent rights, trade names, trademarks or copyrights, which infringement is reasonably likely to have a material adverse affect upon the business, prospects, condition (financial or over), net worth or results of operations of the Company and its Subsidiaries taken as a whole.

       (xxvi) To Company's knowledge, the Company and its Subsidiaries are conducting their respective businesses in compliance with all applicable laws, orders, rules and regulations of the jurisdictions in which they are conducting business including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

       (xxvii)To the Company's knowledge, no transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required by the Act or the 1933 Act Rules and Regulations to be described in and is not described or incorporated by reference in the Registration Statement and the Prospectus.

       (xxviii)The Company satisfies all conditions and requirements for filing the Registration Statement on Form S-3 under the Act.

       (xxix) Other than in connection with this Underwriting Agreement, the Company has not taken, nor will it take, directly or indirectly, any action designed to or which is reasonably expected to cause or result in, or which has constituted or which is reasonably expected to constitute, the stabilization or manipulation of the price of the Securities.

         (xxx) For all applicable tax years as to which the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operating in conformity with the requirements for qualification as the real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's present operations are consistent with the current requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would adversely affect its ability to qualify as a real estate investment trust.

         (xxx) Neither the Company nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

    3.  PURCHASE, SALE AND DELIVERY OF SECURITIES.

    On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Securities to the Underwriter as hereinafter provided, and the Underwriter agrees to purchase from the Company the Securities at the purchase price set forth on Schedule A hereto plus accrued interest, if any, from the date specified on Schedule A hereto to the date of payment and delivery.

    The Company understands that the Underwriter intends (i) to make a public offering of the Securities, and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

    Payment for the Securities shall be made to the Company or to its order in immediately available funds in the amount, on the date and at the place set forth on Schedule hereto (or at such other time and place on the same date or such other date, not later than the third Business Day thereafter, as the Underwriter and the Company may agree in writing). Such payment will be made upon delivery to the Underwriter of the Securities registered in such names and in such denominations as the Underwriter shall request nor less than two full Business Days prior to the date of delivery, with transfer taxes, if any, payable in connection with transfer to the Underwriter duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City or San Francisco, California. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The Securities will be delivered through the book entry facilities of The Depository Trust Company ("DTC") and will be made available for inspection by the Underwriter by 1:00 P.M. New York City time on the Business Day prior to the Closing Date at such place in New York City as the Underwriter, DTC and the Company shall agree.

    4. COVENANTS. The Company covenants and agrees with the Underwriter that:

        (i) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a)(i) hereof (but only if you or your counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing.

    During the period in which a prospectus relating to the Securities is required to be delivered under the Act, the Company will (i) notify you promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with your distribution of the Securities, and
    (iii) file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you or your counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

        (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Securities for offering or sale in any jurisdiction, or of the initiation or threat of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

        (iii) The Company will comply with all requirements imposed upon it by the Act, the 1933 Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and the TIA, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus. If, during such period, any event occurs as a result of which, in the opinion of your counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

        (iv) The Company will furnish to you copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein), each preliminary prospectus and all amendments and supplements to the Registration Statement and Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as you may from time to time reasonably request.

        (v) During the period of five years commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act, the Company will furnish you with copies of filings of the Company under the Act and Exchange Act and with all other financial statements and reports it distributes generally to the holders of any class of its capital stock.

        (vi) The Company will make generally available to its security holders as soon as practicable and in the manner contemplated by Rule 158 of the 1933 Act Rules and Regulations, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Act that shall satisfy the provisions of Section
    11(a) of the Act and Rule 158 of the 1933 Act Rules and Regulations and will advise you in writing when such statement has been made available.

        (vii) Whether or not the transactions contemplated by this Underwriting Agreement are consummated or this Underwriting Agreement is terminated, the Company will pay, or reimburse if paid by you, all costs and expenses incident to the performance of the obligations of the Company under this Underwriting Agreement, including, but not limited to, costs and expenses of or relating to (A) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Prospectus, each preliminary prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (B) the word processing and reproduction of this Underwriting Agreement and the Indenture, (C) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus, each preliminary prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Securities by you or by dealers to whom Securities may be sold, (D) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of such jurisdictions designated by you, including the reasonable fees, disbursements and other charges of your counsel in connection therewith, and the preparation of a blue sky memoranda, if any, (E) the fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard at Poor's Rating Services ("S&P" and, together with Moody's, the "Rating Agencies") for the rating of the Securities at the request of the Company, (F) the fees and costs of counsel to the Company, (G) the fees and costs of the transfer agent for the Securities,
    (H) the costs and expenses of the Trustee under the Indenture, and I) KPMG Peat Marwick LLP or any other accountants engaged by the Company in connection with the offering of the Securities.

        (viii) If this Underwriting Agreement shall be terminated pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse you for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of your counsel) incurred by you in connection herewith.

        (ix) Other than in connection with this Underwriting Agreement, the Company shall not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization of the price of the Securities.

        (x) The Company will take all reasonable action necessary to enable the Rating Agencies to provide their respective credit ratings of the Securities.

        (xi) The Company will execute the supplemental indentures designating the Securities as the debt securities to be offered and their terms and provisions in accordance with the provisions of the Indenture.

        (xii) The Company will apply the net proceeds to the Company from the sale of the Securities by the Company as set forth under the caption "Use of Proceeds" in the Prospects Supplement.

        (xiii) The Company will continue to elect to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

    5. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. Your obligation to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) The Prospectus shall have been filed by the Company as required by Section 2(a)(i) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to your knowledge or the knowledge of the Company, threatened by the Commission, nor, to your knowledge or the knowledge of the Company, has any state securities authority suspended the qualification or registration of the Securities for offering or sale in any jurisdiction, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of you and your counsel.

        (b) You shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact that in the reasonable opinion of you or your counsel is material or omits to state a fact that in the opinion of you or your counsel is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of you and your counsel is material or is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading and which statement has not been or is not being corrected to your satisfaction.

        (c) Subsequent to the execution and delivery of this Underwriting Agreement and prior to the Closing Date, there shall not have occurred any downgrading in the rating accorded the Securities or any other debt securities of the Company by any Rating Agency nor shall any notice have been given to the Company of (i) any intended or potential downgrading by any Rating Agency in such securities, or (ii) any review or possible change by any Rating Agency that does not indicate a stable, positive or improving rating accorded such securities.

         (d) Except as contemplated in the Prospectus Supplement, subsequent to the respective dates as of which information is included or incorporated in the Registration Statement, the Prospectus, the Prospectus Supplement and each preliminary prospectus, there shall not have been any change on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its Subsidiaries taken as a whole or any adverse change in the rating assigned to any securities of the Company, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

         (e) You shall have received the opinion of Steinhart & Falconer LLP, counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to your counsel to the effect that:

              (i) The Company has been duly organized, is validly existing as a business trust and is in good standing under the laws of its jurisdiction of formation, has full power and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which the conduct of its business or its ownership or leasing of its properties requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, is not reasonably likely to have a material adverse effect on the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole;

              (ii) The Company has the authorized, issued and outstanding, Common Stock as set forth under the caption "Capitalization" in the Prospectus Supplement and in its Quarterly Report on Form 10-Q for the quarter ended June 30, 1997; and to the knowledge of such counsel, none of them was issued in violation of any preemptive or other similar right arising under contract. The issuance of the Securities has been duly authorized by the Company and, when duly authenticated and delivered by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), and delivered to, and paid for by, the Underwriter in accordance with the terms of this Underwriting Agreement, such Securities will constitute valid and legally binding obligations of the Company entitled to the benefits provided for in the Indenture and will be enforceable against the Company in accordance with their terms, subject to the Enforceability Limitations. To the knowledge of such counsel, no holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statement or to demand registration of any security owned by such holder during the 180 days after the date of this Agreement.

              (iii) The Registration Statement has become effective under the Act, the Indenture has been qualified under the TIA, the Prospectus Supplement has been filed as required by Section 2(a)(i) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

              (iv) Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act and the 1933 Act Rules and Regulations, and nothing has come to the attention of such counsel which would lead such counsel to believe that either (A) any part of the Registration Statement (excluding any Prospectus Supplement with respect to an offering of securities other than the offering contemplated hereby), when such part became effective or was filed under the Act or the Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) to the knowledge of such counsel, the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Act or the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any documents mentioned in this clause), and the Indenture, on the date of filing thereof with the Commission and at the Closing Date, conformed or will conform in all material respects with the requirements of the TIA;

              (v) This Underwriting Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the declaration of trust of the Company or any statute applicable to the Company;

              (vi) The Indenture has been duly and validly authorized, executed and delivered by the Company and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations; the execution, delivery and performance of the Indenture and the consummation of the transactions contemplated therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, the declaration of trust of the Company or any statute applicable to the Company; and the Indenture has been duly qualified under the TIA;

              (vii) The Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus under the captions "Description of the Notes" and "Description of Debt Securities;"

              (viii) For all applicable tax years as to which the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Code. The Company's contemplated method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code;

              (ix) The Company satisfies all conditions and requirements for the use of a Registration Statement on Form S-3 under the Act;

              (x) Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

              (xi) Each of the Subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership or other legal entity, as the case may be, and in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, has full power (corporate or other) and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified or registered to do business in each jurisdiction in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, is not reasonably likely to have a material adverse effect on the business, financial position or results of operations of the Company and its Subsidiaries taken as a whole;

              (xii) The statements in the Registration Statement and Prospectus describing statutes, legal and governmental proceedings, contracts and other documents, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate and fairly present, in all material respects, the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the

         Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

              (xiii) The execution, delivery and performance of this Underwriting Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) to the knowledge of such counsel, any material fact, any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or the evidence of indebtedness, lease, contract or other agreement or instrument to which the Company or its Subsidiaries are a party or by which they are bound or to which any of the property or other assets of the Company or its Subsidiaries is subject, (B) the declaration of trust, articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document of the Company or any of its Subsidiaries, as applicable, or
         (C) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its Subsidiaries or any of their properties or other assets; and no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act or the TIA, as may be required under the Securities or Blue Sky laws of the various states (as to which counsel expresses no opinion) or the absence of which would not have a material adverse effect upon the business prospects, condition (financial or other), net worth or results of operations of the Company and its Subsidiaries taken as a whole;

              (xiv) To the knowledge of such counsel, neither the Company nor any of its Subsidiaries is in violation of any term or provision of their respective declaration of trust, articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation, except where such default would not have a material adverse effect on the Company and its Subsidiaries on a consolidated basis; and

              (xv) To the knowledge of such counsel, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or, threatened against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets is subject which would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

         (f) You shall have received from O'Melveny & Myers LLP, your counsel, such opinion or opinions, dated as of the Closing Date, with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

         (g) At the time of execution of this Agreement and at the Closing Date, you shall have received a letter, dated the date of delivery thereof, from KPMG Peat Marwick LLP, the independent public accountants of the Company in the form previously agreed to by you.

         (h) You shall have received from the Company a certificate, signed by the Chief Executive Officer and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

              (i) The representations and warranties of the Company in this Underwriting Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission and, if applicable, no state securities authority has suspended the qualification or registration of the Securities for offering or sale in any jurisdiction;

              (iii) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed; and

              (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) there has not been and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or overwise) or results of operations of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and (B) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action order or decree, which is not set forth in the Registration Statement and the Prospectus.

    Such certificate shall address such other matters as you may reasonably request.

         (i) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

    6.   INDEMNIFICATION AND CONTRIBUTION.

    (a) The Company agrees to indemnify and hold harmless you and your directors, officers, employees, agents and representatives and each person, if any, who controls you within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with and any and all amounts paid in settlement of, any action, suit or proceeding between any of the identified parties and any indemnifying parties or between any indemnified party and any third party or otherwise, or any claim asserted), as and when incurred to which you or any such person, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, clauses, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any act or failure to act or any alleged act or failure to act by you in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of, or referred to in, any loss, claim, damage, liability or action arising out of or based upon matters covered by clause
(i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally determined by the Commission or a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by you through your gross negligence or willful misconduct); provided that, the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Securities in the public offering to any person and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to you furnished in writing to the Company by you expressly for inclusion in the Registration Statement or the Prospectus. You confirm to the Company, and the Company acknowledges that only the following information appearing in the Prospectus with respect to the public offering of the Securities has been finished to the Company by you for use in the Prospectus: (i) the stabilization legend on the inside front cover page of the Prospectus Supplement; and (ii) the information relating to you in the third paragraph under the caption "Underwriting" in the Prospectus Supplement. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

    (b) You will indemnify and hold harmless the Company, its directors, officers, employees, agents and representatives, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to you, but only insofar as losses claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to you furnished in writing to the Company by you expressly for use in the Registration Statement or the Prospectus. This indemnity will be in addition to any liability that you might otherwise have.
 Notwithstanding any other provision of this Section 6(b), in no case shall you be liable or responsible for any amount in excess of the underwriting discounts and commissions received by you.

    (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party under this Section 6, notify such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent at it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by he indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party, or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld); provided, however, no indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlements compromise or consent includes an unconditional full release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this
Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (x) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (y) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (z) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

    (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or you, the Company and you will contribute to the total losses, clam, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than you who may be liable for contribution) to which the Company and you may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and you on the other. The relative benefits received by the Company on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discount and commissions received by you, in each case as set forth in the table on the cover page of the Prospects Supplement if, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company on the one hand and you on the other with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or you, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), you shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by you and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Underwriting Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any other party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

    (e)  The indemnity and contribution agreements contained in this Section
6 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of you, (ii) acceptance of the Securities and payment therefor, or (iii) any termination of this Underwriting Agreement.

    7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company contained herein or in certificates delivered pursuant hereto, and your agreements, contained in
Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you or any controlling persons or the Company or any of its officers, directors or controlling persons, and shall survive delivery of and payment for the Securities hereunder.

    8. TERMINATION. You shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Underwriting Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of your obligations hereunder is not fulfilled when due, (iii) trading on the Amex shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed for the Common Stock, or maximum ranges for prices for the Common Stock shall have been required on the Amex by the Amex or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Underwriting Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party with respect to Securities not purchased by reason of such termination except that the provisions of Sections 4(a)(vii) and 6 hereof shall at all times be effective. If you elect to terminate this Underwriting Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, telex or telecopy, confirmed by letter.

    9. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered telexed or telecopied and confirmed to the Underwriter at 1285

Avenue of the Americas, New York, New York 10019, Attention: Corporate Finance Department (with copy to Peter T. Healy, Esq., c/o O'Melveny & Myers LLP, 275 Battery Street, 26th floor, San Francisco, California 94111), or if sent to the Company shall be mailed, delivered, telexed or telecopied and confirmed to the Company at 3450 California Street, San Francisco, California 94118, Attention: Mr. Dennis Ryan, with a copy to David J. Romanski, Esq., c/o Steinhart & Falconer LLP, 333 Market Street, 32nd floor, San Francisco, California 94105. Either party to this Underwriting Agreement may change such address for notices by sending to the other party to this Underwriting Agreement written notice of a new address for such purpose.

    10. PARTIES. This Agreement shall inure to the benefit of, and be binding upon the Company and the Underwriter and their respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

    11. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with, the laws of the State of New York.

    12. LIMITATION OF LIABILITY. Any liability of the Company under this Agreement shall be solely the liability of the Company, and no officers or trustee of the Company shall have any personal liability hereunder.

    If the foregoing correctly sets forth the understanding between the Company and the Underwriter, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriter.

                          Very truly yours,

                          Western Investment Real Estate Trust

                          By:  /s/ Dennis D. Ryan
                             -----------------------------------------------

                             Name: Dennis D. Ryan
                                  ------------------------------------------

                             Title: Chief Financial Officer
                                   -----------------------------------------

                          By:  /s/ William A. Talmage
                             -----------------------------------------------

                             Name: William A. Talmage
                                  ------------------------------------------

                             Title: President
                                   -----------------------------------------



ACCEPTED as of the date first above written

PAINEWEBBER INCORPORATED
1285 Avenue of the Americas
New York, New York 10019




By: /s/ Frederick T. Caven, Jr.
    -------------------------------------------
    Name: Frederick T. Caven, Jr.
    Title: Managing Director

                                   SCHEDULE A


Underwriter:                 PaineWebber Incorporated


Title of Securities:         7.10% Senior Notes due September 15, 2006
                             7.20% Senior Notes due September 15, 2008
                             7.30% Senior Notes due September 15, 2010

Aggregate principal amount:  $25,000,000 of each class, for an aggregate total of $75,000,000

Price to Public:             99.859% - 2006 Notes
                             99.764% - 2008 Notes
                             99.781% - 2010 Notes

Underwriting Discount:       0.60% - 2006 Notes
                             0.60% - 2008 Notes
                             0.60% - 2010 Notes

Purchase Price to be paid
  to Company:                $74,401,000

Closing Date and Time of
  Delivery:                  September 25, 1997, 10:00 a.m. (New York City time)

Closing Location:            O'Melveny & Myers LLP
                             275 Battery Street, 26th Floor
                             San Francisco, California  94111

                                   SCHEDULE B

                                  SUBSIDIARIES

                        WIRET Asset Management Services

                                   SCHEDULE C

                 Tenants with Options or Rights of First Refusal

                                   SCHEDULE D

                                Principal Amount
                                of Notes
Underwriter                     To Be Purchased
-----------                     ---------------

PaineWebber Incorporated        $ 75,000,000